UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 13, 2019

(Date of earliest event reported)

ImmuCell Corporation

(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders of ImmuCell Corporation (the Company) was held at the Company’s office at 56 Evergreen Drive, Portland, Maine 04103 on Thursday, June 13, 2019, at 3:00 p.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated May 1, 2019.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2019.

4.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program.

At the Annual Meeting, there were present in person or by proxy 6,306,425 shares of the Company’s common stock, representing 87.5% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated May 1, 2019:

	For	Withheld	Broker Non-votes
Michael F. Brigham	3,825,629	194,208	2,286,588
Bobbi Jo Brockmann	3,657,452	362,385	2,286,588
David S. Cunningham	3,858,533	161,304	2,286,588
Steven T. Rosgen	3,864,064	155,773	2,286,588
Jonathan E. Rothschild	3,834,169	185,668	2,286,588
David S. Tomsche	3,656,864	362,973	2,286,588
Paul R. Wainman	3,825,629	194,208	2,286,588

On the basis of this vote, each of the seven nominees were elected to one-year terms as Directors of the Company.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
3,639,589	73,843	306,405	2,286,588

90.5% of the shares voting on this item voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation program was approved.

3.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2019:

For	Against	Abstain
6,288,713	1,920	15,792

99.7% of the shares voting on this item, and 87.2% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2019 was ratified.

4.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-votes
3,135,658	15,990	523,582	35,392	2,595,803

84.5% of the shares voting on this item voted in favor of every year. On the basis of this vote, the nonbinding advisory vote to approve a nonbinding advisory vote on the Company’s execution compensation program every year was approved. In light of this vote, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials each year at least until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2019	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

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